Knowledge Leaders Developed World ETF

Ticker Symbol: KLDW

A series of Investment Managers Series Trust

Supplement dated June 1, 2020 to the

Prospectus dated April 27, 2020.

Effective immediately, the references to the Knowledge Leaders Developed World ETF’s (the “Fund”) website in the first paragraph under the section entitled “Performance Information” on page 6 of the Prospectus and in the second paragraph under the section entitled “Shareholder Reports” on the back cover of the Prospectus are deleted and replaced with the following:

https://knowledgeleadersfunds.com/kldw/.

Effectively immediately, the references to the Fund’s portfolio holdings website in the section entitled “Portfolio Holdings” on page 14 of the Prospectus are deleted and replaced with the following:

https://knowledgeleadersfunds.com/developed-portfolio/.

Please file this Supplement with your records.